                                                                   EXHIBIT 10.7a

                                  AMENDMENT TO
                           SECOND AMENDED AND RESTATED
                            INVESTOR RIGHTS AGREEMENT


              THIS AMENDMENT TO THE SECOND AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT (this "Amendment") is made as of the 27th day of September 2000 and amends that certain Second Amended and Restated Investor Rights Agreement dated as of December 22, 1999 among the Company and certain of its stockholders (the "Agreement").

       WHEREAS, Section 3.7 of the Agreement provides that the Agreement may be amended only with the written consent of the Company and the holders of at least sixty percent (60%) of the of the Registrable Securities then outstanding (excluding Founders' shares); and

       WHEREAS, the undersigned include the Company and the holders of at least sixty percent (60%) of the of the Registrable Securities outstanding on the date hereof (on a fully converted basis and excluding shares held by the Founders); and

       WHEREAS, under Section 1.3 of the Agreement, the Company has granted to each of the parties to the Agreement a right of registration for all Registrable Securities (as defined therein) that each holder has requested to be registered (the "Registration Right") with respect to the Company registering any of its stock or other securities under the Securities Act of 1933, as amended, in connection with the public offering of such securities solely for cash; and

       WHEREAS, under Section 1.15 of the Agreement, the Registration Right terminates after five (5) years following the consummation of the sale of securities pursuant to a registration statement filed by the Company under the Act in connection with the initial firm commitment underwritten offering of its securities to the general public, the public offering price of which was not less than $7.60 per share (adjusted to reflect subsequent stock dividends, stock splits or recapitalizations), and $30,000,000 gross proceed to the Company (before deducting underwriters' discounts, commissions and expenses); and

       WHEREAS, under Section 2.5(e) of the Agreement, Section 2.5, which relates to representation on the Company's Board of Directors, terminates upon the sale of securities pursuant to a registration statement filed by the Company under the Act in connection with the firm commitment underwritten offering of the its securities to the general public is consummated, the public offering price of which was not less than $7.60 per share (adjusted to reflect subsequent stock dividends, stock splits or recapitalizations), and $30,000,000 gross proceed to the Company (before deducting underwriters' discounts, commissions and expenses); and


Signature Page to Webridge, Inc.
Amendment to Second Amended and Restated Investor Rights Agreement

       WHEREAS, the undersigned and the Company desire to amend Section 1.15 of the Agreement to reduce the public offering price pursuant to which the Registration Right shall terminate; and

       WHEREAS, the undersigned and the Company desire to amend Section 2.5(e) of the Agreement to reduce the public offering price pursuant to which Section
2.5 shall terminate;

       NOW, THEREFORE, in consideration of the mutual promises and covenants set forth herein, the parties hereto hereby amend the Agreement, effective as of the date hereof, (i) to amend Section 1.15 of the Agreement to replace "$7.60 (adjusted to reflect subsequent stock dividends, stock splits and recapitalizations)" with "$7.00 (without adjustment to reflect subsequent stock dividends, stock splits and recapitalizations)" and (ii) to amend Section 2.5(e) of the Agreement to replace "$7.60 (adjusted to reflect subsequent stock dividends, stock splits and recapitalizations)" with "$7.00 (without adjustment to reflect subsequent stock dividends, stock splits and recapitalizations)."

       IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

THE COMPANY:                       WEBRIDGE, INC.


                                   By:  GARY N. FIELLAND
                                      ------------------------------------------
                                        Gary N. Fielland
                                        Chief Executive Officer

                         Address:  1925 N.W. AmberGlen Parkway
                                   Beaverton, Oregon 97006

INVESTORS:                         MERITECH CAPITAL PARTNERS L.P.

                                   By:  Meritech Capital Associates L.L.C.
                                        its General Partner

                                   By:  Meritech Management Associates L.L.C.
                                        a managing member

                                   By:  MICHAEL B. GORDON
                                      ------------------------------------------
                                        Michael B. Gordon, a managing member


Signature Page to Webridge, Inc.
Amendment to Second Amended and Restated Investor Rights Agreement

                                   MERITECH CAPITAL AFFILIATES L.P.

                                   By:  Meritech Capital Associates L.L.C.
                                        its General Partner

                                   By:  Meritech Management Associates L.L.C.
                                        a managing member

                                   By:  MICHAEL B. GORDON
                                      ------------------------------------------
                                        Michael B. Gordon, a managing member

                         Address:  90 Middlefield Road, Suite 201
                                   Menlo Park, CA  94025

                                   SEVIN ROSEN FUND V L.P.

                                   By:  SRB Associates V L.P.
                                        Its General Partner

                                   By:  JOHN V. JAGGERS
                                      ------------------------------------------
                                      (signature)

                                   Name:     John V. Jaggers
                                        ----------------------------------------
                                   Title: General Partner

                                   SEVIN ROSEN V AFFILIATES FUND L.P.

                                   By:  SRB Associates V L.P.
                                        Its General Partner

                                   By:     JOHN V. JAGGERS
                                      ------------------------------------------
                                      (signature)

                                   Name:     John V. Jaggers
                                        ----------------------------------------
                                   Title: General Partner


Signature Page to Webridge, Inc.
Amendment to Second Amended and Restated Investor Rights Agreement

                                   SEVIN ROSEN BAYLESS MANAGEMENT COMPANY

                                   By:  JOHN V. JAGGERS
                                      ------------------------------------------
                                      (signature)

                                   Name:  John V. Jaggers
                                        ----------------------------------------
                                   Title:     Vice President
                                         ---------------------------------------

                         Address:  c/o The Sevin Rosen Funds
                                   13455 Noel Road, Suite 1670
                                   Dallas, Texas  75240

                                   OLYMPIC VENTURE PARTNERS IV, L.P.
                                   By:  OVMC IV, L.L.C., General Partner

                                   By:  GERARD H. LANGELER
                                      ------------------------------------------
                                      (signature)

                                   Name:     Gerard H. Langeler
                                        ----------------------------------------
                                   Title: Member

                         Address:  2420 Carillon Point
                                   Kirkland, Washington  98033

                                   OVP IV ENTREPRENEURS FUND, L.P.
                                   By:  OVMC IV, L.L.C., General Partner

                                   By:  GERARD H. LANGELER
                                      ------------------------------------------
                                      (signature)

                                   Name:     Gerard H. Langeler
                                        ----------------------------------------
                                   Title: Member

                         Address:  2420 Carillon Point
                                   Kirkland, Washington  98033


Signature Page to Webridge, Inc.
Amendment to Second Amended and Restated Investor Rights Agreement

                                   KAUFMAN FAMILY LLC

                                   By:  HENRY KAUFMAN
                                      ------------------------------------------
                                   Name:  Henry Kaufman
                                        ----------------------------------------
                                   Title:     Member
                                         ---------------------------------------

                         Address:  660 Madison Avenue, 15th Floor
                                   New York, NY  10021

                                   INDIVIDUAL INVESTOR:

                                   GARY N. FIELLAND
                                   ---------------------------------------------
                                   Gary N. Fielland

                         Address:  11255 NW Ridge Road
                                   Portland, Oregon  97229

                                   INDIVIDUAL INVESTOR:

                                   WILLIAM W. LATTIN
                                   ---------------------------------------------
                                   William W. Lattin, as Trustee for The William and June Lattin Revocable Living Trust

                         Address: The William and June Lattin Revocable Living Trust
                                   10911 NW Quarry Road
                                   Portland, Oregon  97231

                                   INDIVIDUAL INVESTOR:

                                   GREGORY DARMOHRAY
                                   ---------------------------------------------
                                   Gregory Darmohray

                         Address:  8350 NW Ash
                                   Portland, OR  97229

                                   INDIVIDUAL INVESTOR:

                                   MARCIA HOOPER
                                   ---------------------------------------------
                                   Marcia Hooper

                         Address:  4 Claybrook Road
                                   Dover, MA  02030


Signature Page to Webridge, Inc.
Amendment to Second Amended and Restated Investor Rights Agreement